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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ___________________________


                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)             July 2, 2001
                                                    ----------------------------
                                   Owens & Minor, Inc.
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                   (Exact name of Registrant as specified in charter)


      Virginia                          1-9810                    54-1701843
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(State or other jurisdiction        (Commission file            (IRS employer
     of incorporation)                   number)             identification no.)


   4800 Cox Road, Glen Allen, Virginia                               23060
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(Address of principal executive offices)                           (Zip code)

Registrant's telephone number, including area code         (804) 747-9794
                                                    ----------------------------
                                 Not applicable
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.

     On July 2, 2001, Owens & Minor, Inc. (the "Company") issued a press release, attached as Exhibit 99.1 hereto, which is incorporated herein by reference, reporting the completion of the Company's private offering of its $200 million aggregate principal amount of 8 1/2% Senior Subordinated Notes due 2011.

     On July 3, 2001, the Company issued an additional press release, attached as Exhibit 99.2 hereto, which is incorporated herein by reference, reporting the expiration, as of 5:00 p.m., New York City time, on Monday, July 2, 2001, of the Company's tender offer for any and all of its outstanding $150 million aggregate principal amount of 10 7/8% Senior Subordinated Notes due 2006.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)   Exhibits.

     99.1  Press Release issued by the Company on July 2, 2001.

     99.2  Press Release issued by the Company on July 3, 2001.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 5, 2001

                                                 OWENS & MINOR, INC.



                                                 By: /s/ Drew St. J. Carneal
                                                   ---------------------------
                                                       Drew St. J. Carneal
                                                       Senior Vice President
                                                       General Counsel
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